Exhibit 10.3

EXECUTION VERSION

THIRD AMENDMENT, dated as of July 20, 2017 (this “Amendment”) to the 5-Year Credit Agreement, dated as of November 10, 2011 (as amended from time to time, the “Credit Agreement”), among INTERNATIONAL BUSINESS MACHINES CORPORATION (“IBM”), JPMORGAN CHASE BANK, N.A., as Administrative Agent, the Subsidiary Borrowers parties thereto (the “Subsidiary Borrowers”), the Lenders parties thereto, and the Syndication Agents and Documentation Agents named therein. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

RECITALS

WHEREAS, IBM has requested that the Credit Agreement be amended as set forth herein.

WHEREAS, pursuant to, and in compliance with the requirements of, Section 11.1 of the Credit Agreement, the Required Lenders are willing to agree to this Amendment on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1.  Amendments to Credit Agreement. As of the Third Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

(a)         Section 1.1 of the Credit Agreement shall be amended by:

(i)            adding the following new defined term in the appropriate alphabetical order:

“2018 Extension Date” as defined in Section 2.21(a).”; and

“Alignment Termination Date”: as defined in Section 2.21(a).”

(ii)           amending and restating the definition of “Existing Termination Date” in its entirety, as follows:

“Existing Termination Date”: as defined in Section 2.21(a).”; and

(iii)          amending and restating the definition of “Termination Date” in its entirety, as follows:

“Termination Date”: November 10, 2016, as such date may be extended pursuant to Section 2.21 (including any extension to the Alignment Termination Date and any subsequent extension of the Alignment Termination Date pursuant to Section 2.21).”

(b)         Section 2.21 of the Credit Agreement shall be amended and restated in its entirety, as follows:

“2.21      Extension of Termination Date.    (a) IBM may, by written request (an “Extension Request”) to the Administrative Agent, substantially in the form of Exhibit J, delivered (i) at any time during the period from May 21, 2018 to July 20, 2018 (such extension date, the “2018 Extension Date”) and (ii) at any time during the 60-day period preceding each subsequent anniversary of the 2018 Extension Date, request that the Lenders extend the Termination Date then in effect (the “Existing Termination Date”) (x) in the case of foregoing clause (i), to July 20, 2023 (the “Alignment Termination Date”) and (y) in the case of foregoing clause (ii), by one year.

(b)  Upon receipt of an Extension Request, the Administrative Agent shall promptly notify each Lender thereof, and each Lender shall notify the Administrative Agent in writing by the deadline (the “Extension Request Deadline”) specified in such Extension Request, which deadline shall in any case not be later than 5:00 P.M., New York City time, on the date which is 30 days after delivery of such Extension Request, of such Lender’s election, in its sole discretion, (i) to extend the Existing Termination Date as set forth in the Extension Request (provided that the Existing Termination Date shall be so extended only to the extent expressly provided in paragraph (c) below) or (ii) not to extend the Existing Termination Date (any Lender not electing to extend, a “Non-Extending Lender”).  Any Lender that fails to notify the Administrative Agent in writing of its election by the Extension Request Deadline shall be deemed to be a Non-Extending Lender.

(c)  If Lenders whose Revolving Credit Commitments aggregate at least 51% of the Revolving Credit Commitments of all Lenders agree to extend the Existing Termination Date, then the Existing Termination Date shall automatically be so extended as of the Extension Request Deadline, provided that any Lender that became a Non-Extending Lender pursuant to any previous Extension Request shall be deemed to be a Non-Extending Lender in respect of each subsequent Extension Request, and provided, further, that if all Lenders do not agree to extend the Existing Termination Date, then (i) IBM shall have the right to cancel any such extension by so notifying the Administrative Agent within five Business Days after the relevant Extension Request Deadline, in which case the Existing Termination Date shall not be extended and (ii) in the event that such extension is not so cancelled, then, with respect to each Non-Extending Lender, IBM shall either (directly or, where applicable, through the relevant Subsidiary Borrowers):

(x)  (i) during the six-month period preceding the Existing Termination Date, on each date on which US$ Loans are borrowed or continued as, or converted into, Eurodollar Loans having an Interest Period ending after the Existing Termination Date, repay the portion of such Non-Extending Lender’s Loans which would otherwise have been part of such borrowing, continuation or conversion and permanently reduce such Non-Extending Lender’s Revolving Credit Commitment by a like amount, (ii) on the Existing Termination Date, terminate the Revolving Credit Commitment and Swing Line Commitment (if any) of such Non-Extending Lender and repay the then outstanding US$ Loans made by such Non-Extending Lender, together with accrued but unpaid interest, facility fees and all other amounts then due and payable to such Non-Extending Lender hereunder, including, without limitation, amounts payable pursuant to Section 2.19, and (iii) on the Existing Termination Date either (A) terminate the Commitments of such Non-Extending Lender under any Local Currency Facility and repay the then outstanding Local Currency Loans made by such Non-Extending Lender, together with accrued but unpaid interest, facility fees and all other amounts then due and payable to such Non-Extending Lender under any Local Currency Facility or (B) to the extent the option described in clause (A) above is not exercised, obtain the written agreement of such Non-Extending Lender that the loans and other obligations outstanding under each relevant Local Currency Facility shall on the Existing Termination Date automatically cease to be subject to the terms of this Agreement (including the guarantee of IBM contained in Section 10); or

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(y)  at any time prior to the Existing Termination Date, cause one or more banks or other financial institutions to purchase at par, pursuant to Section 11.8, such Non-Extending Lender’s Revolving Credit Commitment and outstanding US$ Loans (which purchase shall be accompanied by payment of accrued but unpaid interest, facility fees and all other amounts then due and payable to such Non-Extending Lender hereunder, including, without limitation, amounts payable pursuant to Section 2.19), in which case such Non-Extending Lender shall, promptly upon request by IBM, agree to transfer its Revolving Credit Commitment and US$ Loans upon the terms and subject to the conditions of Section 11.8 to such banks or other financial institutions (provided that the registration and processing fee referred to therein shall be paid by either IBM or the relevant transferee); provided, that on the date (the “Purchase Date”) of any such purchase of such Non-Extending Lender’s Revolving Credit Commitment and US$ Loans, such Non-Extending Lender’s Swing Line Commitment (if any) shall be terminated, and provided, further, that on the Purchase Date either (A) the Commitments of such Non-Extending Lender under any Local Currency Facility shall be terminated or purchased and the then outstanding Local Currency Loans made by such Non-Extending Lender shall be repaid or purchased (which repayment or purchase shall be accompanied by payment of accrued but unpaid interest, facility fees and all other amounts then due and payable to such Non-Extending Lender under any Local Currency Facility), in each case on terms satisfactory to such Non-Extending Lender, or (B) to the extent the option described in clause (A) above is not exercised, IBM shall have obtained the written agreement of such Non-Extending Lender that the loans and other obligations outstanding under each relevant Local Currency Facility shall on such Purchase Date automatically cease to be subject to the terms of this Agreement (including the guarantee of IBM contained in Section 10).”

SECTION 2.  Conditions to Effectiveness of Third Amendment.  This Amendment shall become effective (the “Third Amendment Effective Date”) upon the satisfaction of the following conditions precedent:

(a)  the Administrative Agent (or its counsel) shall have received duly executed counterparts hereof that, when taken together, bear the signatures of IBM, the Subsidiary Borrowers and Lenders representing the Required Lenders; and

(b)  each of (i) the 364-Day Credit Agreement, dated as of July 20, 2017, among IBM, IBM Credit LLC, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the other agents and parties party thereto and (ii) the Three-Year Credit Agreement, dated as of July 20, 2017, among IBM, IBM Credit LLC, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the other agents and parties party thereto, shall be effective.

SECTION 3.  Effects on Credit Agreement.  Except as specifically amended herein, all provisions of the Credit Agreement shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  Except as otherwise expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement or constitute a waiver of or consent to any departure from any term or provision of the Credit Agreement  or to any further or future action on the part of IBM or the Subsidiary Borrowers that would require a waiver or consent of the Required Lenders or the Administrative Agent. Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit

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Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.  This Amendment shall constitute a Loan Document.

SECTION 4.  Expenses.  IBM shall reimburse the Administrative Agent for all reasonable and documented out-of-pocket costs and expenses, including, reasonable and documented attorneys’ fees, in connection with or relating to this Amendment.

SECTION 5.  Integration.  This Amendment represents the agreement of IBM, the Subsidiary Borrowers, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein.

SECTION 6.  GOVERNING LAW; WAIVER OF JURY TRIAL.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. EACH OF THE BORROWERS, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND FOR ANY COUNTERCLAIM THEREIN.

SECTION 7.  Counterparts.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Agreement by email or facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.  A set of the copies of this Amendment signed by all the parties shall be lodged with IBM and the Administrative Agent.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

International Business Machines Corporation

By:	/s/ Simon J. Beaumont
Name:	Simon J. Beaumont
Title:	Vice President, Tax and Treasurer

JPMorgan Chase Bank, N.A.,
as Administrative Agent and Lender

By:	/s/ Peter Thauer
Name:	Peter Thauer
Title:	Managing Director

BNP Paribas

By:	/s/ Brendan Heneghan
Name:	Brendan Heneghan
Title:	Director

By:	/s/ Ade Adedeji
Name:	Ade Adedeji
Title:	Vice President

Citibank, N.A.

By:	/s/ Susan M. Olsen
Name:	Susan M. Olsen
Title:	Vice President

Royal Bank of Canada

By:	/s/ Mark Gronich
Name:	Mark Gronich
Title:	Authorized Signatory

Mizuho Bank, Ltd.

By:	/s/ Daniel Guevara
Name:	Daniel Guevara
Title:	Authorized Signatory

Bank of America, N.A.

By:	/s/ Christopher G. Fallone
Name:	Christopher G. Fallone
Title:	Associate

Barclays Bank PLC

By:	/s/ Christopher M. Aitkin
Name:	Christopher M. Aitkin
Title:	Assistant Vice President

Deutsche Bank AG New York Branch

By:	/s/ Ming K Chu
Name:	Ming K Chu
Title:	Director

By:	/s/ Virginia Cosenza
Name:	Virginia Cosenza
Title:	Vice President

HSBC Bank USA, National Association

By:	/s/ Jonathan Yip
Name:	Jonathan Yip
Title:	Vice President

Societe Generale

By:	/s/ Paul Dalle-Molle
Name:	Paul Dalle-Molle
Title:	Managing Director

Wells Fargo Bank N.A.

By:	/s/ Sid Khanolkar
Name:	Sid Khanolkar
Title:	Director

Mitsubishi UFJ Trust and Banking Corporation

By:	/s/ Kota Goto
Name:	Kota Goto
Title:	Senior Vice President

The Bank of Tokyo-Mitsubishi UFJ, LTD.

By:	/s/ Lillian Kim
Name:	Lillian Kim
Title:	Director

Banco Santander, S.A.

By:	/s/ Alejandro Zala
Name:	Alejandro Zala
Title:	Associate

By:	/s/ Paloma Garcia
Name:	Paloma Garcia
Title:	Vice President

Commerzbank AG, New York Branch

By:	/s/ Scott Webster
Name:	Scott Webster
Title:	Director

By:	/s/ Jonas Ryan
Name:	Jonas Ryan
Title:	Associate

Credit Suisse AG, Cayman Islands Branch

By:	/s/ Christopher Day
Name:	Christopher Day
Title:	Authorized Signatory

By:	/s/ Tino Schaufelberger
Name:	Tino Schaufelberger
Title:	Authorized Signatory

Goldman Sachs Bank USA

By:	/s/ Ryan Durkin
Name:	Ryan Durkin
Title:	Authorized Signatory

ING Bank N.V., Dublin Branch

By:	/s/ Padraig Matthews
Name:	Padraig Matthews
Title:	Director

By:	/s/ Ciaran Dunne
Name:	Ciaran Dunne
Title:	Director

U.S. Bank National Association

By:	/s/ Paul F. Johnson
Name:	Paul F. Johnson
Title:	Vice President

Unicredit Bank AG, New York Branch

By:	/s/ Kimberly Sousa
Name:	Kimberly Sousa
Title:	Managing Director

By:	/s/ Eleni Athanasatos
Name:	Eleni Athanasatos
Title:	Associate Director

Bank of China, New York Branch

By:	/s/ Raymond Qiao
Name:	Raymond Qiao
Title:	Managing Director

Sumitomo Mitsui Banking Corp.

By:	/s/ James D. Weinstein
Name:	James D. Weinstein
Title:	Managing Director

Australia and New Zealand Banking Group Limited

By:	/s/ Robert Grillo
Name:	Robert Grillo
Title:	Director

PNC Bank, National Association

By:	/s/ Michael Richards
Name:	Michael Richards
Title:	SVP and Managing Director

Standard Chartered Bank

By:	/s/ Daniel Mattern
Name:	Daniel Mattern
Title:	Associate Director

Toronto Dominion (New York) LLC

By:	/s/ Annie Dorval
Name:	Annie Dorval
Title:	Authorized Signatory

Banco Bilbao Vizcaya Argentaria, S.A., New York Branch

By:	/s/ Brian Crowley
Name:	Brian Crowley
Title:	Managing Director

By:	/s/ Cara Younger
Name:	Cara Younger
Title:	Director

Banco Bradesco S.A., New York Branch

By:	/s/ Adrian A.G. Costa
Name:	Adrian A. G. Costa
Title:	Manager

By:	/s/ Mauro Lopes
Name:	Mauro Lopes
Title:	Manager

Canadian Imperial Bank of Commerce, New York Branch

By:	/s/ Robert Robin
Name:	Robert Robin
Title:	Authorized Signatory

By:	/s/ Melissa Brown
Name:	Melissa Brown
Title:	Authorized Signatory

Danske Bank A/S

By:	/s/ Merete Ryvald
Name:	Merete Ryvald
Title:	Chief Loan Manager

By:	/s/ Gert Carstens
Name:	Gert Carstens
Title:	Senior Loan Manager

Industrial and Commercial Bank of China Limited,
New York Branch

By:	/s/ Yuanyuan Peng
Name:	Yuanyuan Peng
Title:	Vice President

By:	/s/ Dayi Liu
Name:	Dayi Liu
Title:	Director

Lloyds Bank plc

By:	/s/ Daven Popat
Name:	Daven Popat
Title:	Senior Vice President

By:	/s/ Erin Walsh
Name:	Erin Walsh
Title:	Assistant Vice President

Raiffeisen Bank International AG

By:	/s/ P. Straubinger
Name:	P. Straubinger
Title:	Director

By:	/s/ Natalie Egger-Grunicke
Name:	Natalie Egger-Grunicke
Title:	Director

The Northern Trust Company

By:	/s/ Sophia E. Love
Name:	Sophia E. Love
Title:	Senior Vice President

The Bank of New York Mellon

By:	/s/ Thomas J. Tarasovich, Jr.
Name:	Thomas J. Tarasovich, Jr.
Title:	Vice President

State Street Bank & Trust Company

By:	/s/ Andrei Bourdine
Name:	Andrei Bourdine
Title:	Vice President